UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)          The Annual Meeting of Shareowners of the Company was held on Wednesday, April 25, 2018, in Atlanta, Georgia. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b)          Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2019 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	Broker Non-Votes
Herbert A. Allen	3,076,365,498	98.73	39,463,360	1.27	4,771,900	587,511,916
Ronald W. Allen	3,041,454,400	97.62	74,114,811	2.38	5,031,491	587,511,916
Marc Bolland	3,097,168,775	99.43	17,885,359	0.57	5,546,539	587,511,916
Ana Botín	3,049,384,487	97.88	66,064,510	2.12	5,151,769	587,511,916
Richard M. Daley	3,081,939,102	98.96	32,417,053	1.04	6,244,778	587,511,916
Christopher C. Davis	3,045,032,335	97.76	69,922,205	2.24	5,646,393	587,511,916
Barry Diller	2,988,194,531	95.54	126,518,601	4.06	5,887,515	587,511,916
Helene D. Gayle	3,084,972,606	99.02	30,596,355	0.98	5,031,686	587,511,916
Alexis M. Herman	3,037,636,390	97.50	77,739,653	2.50	5,224,604	587,511,916
Muhtar Kent	3,081,130,554	98.93	33,197,576	1.07	6,272,517	587,511,916
Robert A. Kotick	3,101,355,351	99.57	13,493,886	0.43	5,751,410	587,511,916
Maria Elena Lagomasino	3,069,556,027	98.53	45,657,058	1.47	5,387,562	587,511,916
Sam Nunn	3,038,043,521	97.51	77,692,502	2.49	4,864,375	587,511,916
James Quincey	3,097,653,385	99.43	17,737,340	0.57	5,210,208	587,511,916
Caroline J. Tsay	3,074,697,842	98.71	40,315,648	1.29	5,587,441	587,511,916
David B. Weinberg	3,100,662,482	99.55	14,019,248	0.45	5,919,203	587,511,916

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	2,983,095,728	96.11%
Votes Cast Against:	120,895,670	3.89%
Abstentions:	16,609,535
Broker Non-Votes:	587,511,916

Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,622,076,779	97.90%
Votes Cast Against:	77,800,226	2.10%
Abstentions:	8,235,806
Broker Non-Votes:	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: April 26, 2018	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President and General Counsel